United Grocers, Inc.
Residual Stock Note Amounts
Owing to Directors


                                                              Payment
                                      Original    Remaining   Per Qtr
Director                   Note #     Dollars     Dollars     Dollars
--------                   ------     -------     --------    -------
H. Larry Montgomery        00213      105,450       45,473    5,273
H. Larry Montgomery        00252      120,939      114,892    6,047
Robert A. Lamb             00214      122,892       55,301    6,145
Robert A. Lamb             00228      128,122       89,685    6,406